UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2011

Alpha and Omega Semiconductor Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-34717	77-0553536
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House
2 Church Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(408) 830-9742
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 18, 2010, Alpha and Omega Semiconductor Limited (the “Company”) held its 2011 Annual General Meeting of Shareholders (the “Annual Meeting”) in Taipei City, Taiwan. The Company's shareholders voted on four proposals and casted their votes as described below. Details of proposals are described in the Company's definite proxy statement filed with the Securities and Exchange Commission on October 18, 2011. As of the record date, there were a total of 24,409,245 common shares outstanding and entitled to vote at the Annual Meeting. There were present at the Annual Meeting, in person or represented by proxy, the holders of 21,267,592 common shares, constituting a quorum.

Proposal 1
The following seven directors were elected to serve until the 2012 Annual General Meeting of Shareholders and until their respective successors have been duly elected, and qualified as set forth below:

DIRECTORS	FOR	WITHHELD	BROKER NON-VOTES
Mike F. Chang	16,591,801	12,969	4,662,822
Yueh-Se Ho	16,591,364	13,406	4,662,822
Chung Te Chang	11,377,169	5,227,601	4,662,822
Mark A. Stevens	16,594,103	10,667	4,662,822
Howard M. Bailey	16,594,103	10,667	4,662,822
Thomas W. Steipp	16,594,103	10,667	4,662,822
Richard W. Sevcik	16,594,103	10,667	4,662,822

Proposal 2
The Company's shareholders ratified the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for its fiscal year 2012 by the votes set forth below:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
21,041,529	225,053	1,010	—

Proposal 3
The Company's shareholders approved, on an advisory non-binding basis, the compensation of the Company's executive compensation, by the votes set forth below:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
16,570,528	17,503	16,739	4,662,822

Proposal 4
The Company's shareholders casted their votes with respect to the non-binding advisory vote on the frequency of holding future non-binding advisory votes on executive compensation (the “Say-on-Frequency Vote”) by the votes set forth below:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
5,534,987	4,803	11,059,422	5,558	4,662,822

In accordance with the results of the vote, the Board of Directors determined to follow the shareholders' votes and the Company will include a shareholder vote on executive compensation in its proxy materials every 3 years. Accordingly, the next vote on executive compensation will occur at the Company's annual general meeting of shareholders to be held for fiscal year ending June 30, 2014. The “Say-on-Frequency Vote” will occur in six years at the Company's annual general meeting of shareholders to be held for fiscal year ending June 30, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2011	Alpha and Omega Semiconductor Limited
	By:	/s/ Ephraim Kwok
Ephraim Kwok
Chief Financial Officer